UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2017 (May 15, 2017)
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 15, 2017, TerraForm Global, Inc. (the “Company”) received a notification letter from a Senior Director of Nasdaq Listing Qualifications (the “Notification Letter”). The Notification Letter stated that because the Company has not yet filed its Form 10-Q for the period ended March 31, 2017 (the “1Q17 10-Q”), this serves as an additional basis for delisting the Company’s securities from the Nasdaq Stock Market under Nasdaq Listing Rule 5250(c)(1), which requires timely filing of periodic reports with the Securities and Exchange Commission.

As previously disclosed, on March 20, 2017, a Nasdaq Hearings Panel granted a request from the Company for an extension until June 30, 2017 in order to regain compliance with Nasdaq’s continued listing requirements with respect to its delayed Form 10-K for the year ended December 31, 2016, the 1Q17 10-Q and its delinquency in holding its annual meeting of stockholders during the year ended December 31, 2016. The Company continues to work to regain compliance with Nasdaq’s continued listing requirements as soon as practicable. However, there can be no assurance that the Company will regain compliance with Nasdaq’s continued listing requirements on or before June 30, 2017 or that the Company will be granted any additional extensions to regain compliance with Nasdaq’s continued listing requirements.

Item 7.01 Regulation FD Disclosure.

On May 16, 2017, the Company issued a press release announcing the receipt of the Notification Letter. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated May 16, 2017, titled “TerraForm Global Announces Receipt of Nasdaq Letter”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Yana Kravtsova
Date:	May 16, 2017	Name:	Yana Kravtsova
		Title	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated May 16, 2017, titled “TerraForm Global Announces Receipt of Nasdaq Letter”